DELAWARE GROUP EQUITY FUNDS I, INC.

             Delaware Balanced Fund (formerly Delaware Fund)
                               Devon Fund


                  Supplement to the current Prospectus

          The Board of Directors of Delaware Group Equity Funds I, Inc. (the Company ) unanimously voted, subject to shareholder approval, to adopt a new Investment Management Agreement between the Company and Delaware Management Company (the Manager ) for each Fund listed above.

          Under the current Investment Management Agreement for the Delaware Balanced Fund, that Fund pays the Manager an annual fee equal to 0.60% on the first $100 million, 0.525% on the next $150 million, 0.50% on the next $250 million, and 0.475% on assets over $500 million (all calculated as a percentage of the Fund's average daily net assets less independent directors fees). Under the current Investment Management Agreement for the Devon Fund, that Fund pays the Manager an annual fee equal to 0.60% on the first $500 million and 0.50% on assets over $500 million (all calculated as a percentage of the Fund s average daily net assets).

          Under the proposed Investment Management Agreements, each Fund will pay the Manager an annual fee equal to 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on assets over $2.5 billion (all calculated as a percentage of the Fund s average daily net assets).

          Individuals who were shareholders of these Funds on December 21, 1998 will be asked to approve the proposed Investment Management Agreement for their Fund at a Joint Annual/Special Meeting of Shareholders to be held on or about March 17, 1999. The proposed management fees are expected to become effective on or about April 1, 1999 if shareholders approve the proposed Investment Management Agreements.